March 8, 2019

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549
Re:    PRIAC Variable Contract Account A
        (File No. 811-21988)

        Prudential Retirement Security Annuity II
        (File No. 333-145632)
Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the investment company listed below filed a report on Form N-CSR with the Securities and Exchange Commission on the date indicated below. Pursuant to Rule 30e-2(a) of Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following annual report with respect to the portfolios specified below:

1.    Filer/Entity:        Advanced Series Trust
    Registration No.:    811-05186
    CIK No.:        0000814679
    Accession No.:        0001193125-19-062624
    Date of Filing:        2019-03-04

    Share Class:     N/A

    AST Balanced Asset Allocation Portfolio
    AST Preservation Asset Allocation Portfolio
    AST Capital Growth Asset Allocation Portfolio
    AST Academic Strategies Asset Allocation

If you have any questions regarding this filing, please contact me at (732) 482-2280.
Sincerely,

/s/ Kathleen P. DeCelie
Kathleen P. DeCelie
Vice President and Corporate Counsel